RESTRUCTURING AND IMPAIRMENTS	0 Months Ended
Mar. 31, 2015
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 10 – Impairments, restructuring and others:

Impairments, restructuring and others consisted of the following:

	Three months ended
	March 31,
	2015	2014

	U.S. $ in millions

Contingent consideration	$244	$(9)
Impairments of long-lived assets	65	1
Restructuring	3	58
Other	(13)	7

Total	$299	$57

During the three months ended March 31, 2015, Teva increased the contingent consideration liability by $244 million. The change was mainly due to a $235 million increase following the positive phase 2b results of TEV-48125 in both chronic and episodic migraine prevention.